Government Grant Liabilities	9 Months Ended	12 Months Ended
	Jun. 30, 2024	Sep. 30, 2023
Government Grant Liabilities [Abstract]
Government grant liabilities

8.      Government grant liabilities

$
Balance, as at September 30, 2023	1,468,296
Accretion interest expense	198,033
Foreign exchange loss (gain)	(11,734)
Balance, as at June 30, 2024	1,654,595
Current	575,833
Non-current	1,078,762

15.    Government grant liabilities

As at the acquisition date of Vayavision, a government grant liability of $420,000 was recognized at its fair value and related to the repayment of the grant received by Vayavision from the Israeli Innovation Authority (“IIA”) prior to the acquisition to support the development of the technology. Prior to the acquisition, Vayavision obtained the grant for the total amount of NIS 4 million (CAD$1.5 million) from the IIA to be repaid through royalties of 3% of sales of Vayavision products developed through the funds provided by the IIA. The grant bears an annual interest rate based on SOFR as published by the Bank of Israel.

After initial recognition, the liabilities are measured at amortized cost using the effective interest method. The effective interest rate is 30.3%.

Assumptions underlying grant repayments are reviewed at least annually. As at September 30, 2023, the Company revised the estimated repayment schedule, taking into account updated assumptions and data. This resulted in an accretion loss of $74,335 (2022 — accretion gain of $78,567), which was included in Financial costs, net (note 24).

As at September 30, 2023, the Company also has a government grant liability of $568,807 (US$420,715) related to the repayment of a grant received by Vayavision from Israel-United States Binational Industrial Research and Development (“Bird”) Foundation to support the development of the technology with a partner ($430,588 or US$315,035 as at September 30, 2022). The total amount received by Vayavision is repayable through royalties of 5% of sales of Vayavision products developed through the funds provided by Bird, adjusted for certain index, and it is non-interest bearing. Obligations under the grant agreement with Bird are jointly and severally assumed by Vayavision and its partner in the development project (restated — note 2).

As a result of a default event occurred during the first quarter of 2023, the Company reclassified, as of December 31, 2022, the Bird government grant liability as a short-term liability since the Company is now considering the amounts received as refundable grant are due within the next twelve months.

Government grant liabilities

	2023 $	2022 $	2021 $

		(Restated – note 2)	(Restated – note 2)
Balance, beginning of year	1,409,694	1,159,487	420,000
Grants received	—	178,856	191,902
Accretion interest expense	323,250	384,985	157,202
Loss (gain) on remeasurement due to changes in forecasts	(248,915)	(463,552)	410,740
Foreign exchange loss (gain)	(15,733)	149,918	(20,357)
Balance, end of year	1,468,296	1,409,694	1,159,487

Current	568,807	—	—
Non-current	899,489	1,409,694	1,159,487